EXHIBIT 99.906CERT

Certification of Principal Executive Officer

     In connection  with the Certified  Shareholder  Report of General  American

Investors  Company,  Inc.  (the  "Company")  on Form N-CSR for the period ended

June 30, 2010 as filed with the  Securities  and Exchange  Commission on the date hereof (the "Report"),  I, Spencer Davidson,  President and Chief Executive

Officer of the Company,  certify,  pursuant to 18 U.S.C.  ss.  1350,  as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

        (1)    The Report fully complies with the requirements of Section 13(a)

or 15(d) of the Securities Exchange Act of 1934; and

        (2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the

Company.

Date: August 3, 2010

/s/Spencer Davidson

Spencer Davidson

Chairman, President and Chief Executive Officer

(Principal Executive Officer)

     A signed  original of this  written  statement  required by Section 906, or

other  document  authenticating,   acknowledging,   or  otherwise  adopting  the

signature  that  appears in typed form  within  the  electronic  version of this written statement  required by Section 906, has been provided to the Company and will be retained by the Company and  furnished  to the  Securities  and Exchange

Commission or its staff upon request.

Certification of Principal Financial Officer

     In connection  with the Certified  Shareholder  Report of General  American

Investors  Company,  Inc.  (the  "Company")  on Form N-CSR for the period  ended

June 30, 2010 as filed with the  Securities  and Exchange  Commission on the date hereof (the "Report"), I, Eugene S. Stark,  Vice-President,  Administration

of the Company,  certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to

ss. 906 of the Sarbanes-Oxley Act of 2002, that:

        (1)    The Report fully complies with the requirements of Section 13(a)

or 15(d) of the Securities Exchange Act of 1934; and

        (2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the

Company.

Date: August 3, 2010

/s/Eugene S. Stark

Eugene S. Stark

Vice-President, Administration

Principal Financial Officer)

     A signed  original of this  written  statement  required by Section 906, or

other  document  authenticating,   acknowledging,   or  otherwise  adopting  the

signature  that  appears in typed form  within  the  electronic  version of this written statement  required by Section 906, has been provided to the Company and will be retained by the Company and  furnished  to the  Securities  and Exchange

Commission or its staff upon request.